UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2022

Western Asset Mortgage Capital Corporation
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

 Delaware
(STATE OF INCORPORATION)

001-35543	27-0298092
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

47 W. 200 South	84101
Salt Lake City, UT	(ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                         (801) 952-3390
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	WMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders for Western Asset Mortgage Capital Corporation (the “Company”) was held on June 24, 2022. Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders.

1.The nominees for election of Directors, each for a one-year term, were elected based upon the following votes:

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Edward D. Fox	17,674,254	6,984,423	17,737,292
James W. Hirschmann III	17,490,376	7,168,301	17,737,292
Ranjit M. Kripalani	17,646,189	7,012,488	17,737,292
M. Christian Mitchell	17,441,000	7,217,677	17,737,292
Lisa G. Quateman	17,683,171	6,975,506	17,737,292
Bonnie M. Wongtrakool	17,688,871	6,969,806	17,737,292

2. The advisory, non-binding proposal on the Company's executive compensation for 2021 was approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,549,982	6,781,027	1,327,668	17,737,292

3. The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
39,092,731	1,754,644	1,548,594	0

4. The amendment to our amended and restated certificate of incorporation that effects (a) a reverse stock split (the “Reverse Stock Split”) of our outstanding shares of common stock, at a reverse stock split ratio within a range of 1-for-5 and 1-for-10, as determined by our Board at a later date, and (b) a reduction in the number of authorized shares of the Company's common stock by a corresponding proportion was approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,937,131	11,077,439	381,399	0

5. The proposals to adopt The Western Asset Mortgage Capital Corporation 2022 Omnibus Incentive Plan and the Western Asset Mortgage Capital Corporation 2022 Manager Omnibus Incentive Plan were approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,395,637	6,470,387	1,792,653	17,737,292

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the iXBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: June 24, 2022	By:	/s/ Adam Wright
		Name:	Adam Wright
		Title:	Assistant Secretary